UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 6, 2008

Answers Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-32255	98-0202855
(Commission File Number)	(IRS Employer Identification No.)

237 West 35th Street

Suite 1101

New York, NY 10001

(Address of Principal Executive Offices)

646-502-4777

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment to our Current Report on Form 8-K is being filed solely for the purpose of deleting a paragraph which was erroneously included in the initial filing.  This amendment speaks as of the original filing date of our Current Report on Form 8-K and has not been updated to reflect events occurring subsequent to the original filing date.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 6, 2008, Answers Corporation (the “Company”) received a letter from The NASDAQ Global Market stating that based on the Company’s Form 10-Q filed for the period ended June 30, 2008, NASDAQ has determined that the Company is not in compliance with minimum stockholders’ equity of $10 million as required under The NASDAQ Global Market Marketplace Rule 4450(a)(3).  As of June 30, 2008, the Company’s stockholders’ equity was $9.582 million.  NASDAQ is reviewing the Company’s eligibility for continued listing on The NASDAQ Global Market.

To facilitate this review, NASDAQ has requested that the Company submit its plan to achieve and sustain compliance to NASDAQ by August 31, 2008 advising NASDAQ of the action the Company has taken, or will take, that would bring it into compliance with Marketplace Rule 4450(a)(3). If NASDAQ does not accept the Company’s plan, NASDAQ may then initiate delisting proceedings from The NASDAQ Global Market at which time the Company may appeal NASDAQ’s determination to a Listing Qualifications Panel.

Alternatively, the Company may apply to transfer its securities to The NASDAQ Capital Market. Currently the Company meets the listing requirements for continued listing on The NASDAQ Capital Market. The NASDAQ Capital Market, formerly The NASDAQ SmallCap Market, is a continuous trading market that operates in the same manner as The NASDAQ Global Market. All companies, whose securities are listed on The NASDAQ Capital Market must meet certain financial requirements and adhere to NASDAQ’s corporate governance standards. The NASDAQ Capital Market includes the securities of approximately 450 companies.

A copy of the press release announcing the receipt of the NASDAQ notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

                99.1         Press Release of Answers Corporation dated August 7, 2008.*

*  Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSWERS CORPORATION

	By:	/s/ Caleb A. Chill
Caleb A. Chill
VP – General Counsel & Corporate Secretary

Dated: September 11, 2008